EXHIBIT 99.1

Measurement Specialties Announces Record Sales for Fiscal 2008 - Posts 38% Earnings Growth and 138% Increase in Cash From Operations

HAMPTON, Va., June 12, 2008 (PRIME NEWSWIRE) -- Measurement Specialties, Inc. (Nasdaq:MEAS), a global designer and manufacturer of sensors and sensor-based systems, announced financial results for the year ended March 31, 2008. Unless otherwise stated, fiscal 2007 and 2008 results reflect continuing operations only.

Fiscal 2008 net sales grew $28.1 million or 14% to $228.4 million, versus $200.3 million for the same period last year. Excluding sales from acquisitions completed in fiscal 2008 of $4.4 million, net sales increased $23.7 million, or 12%. Fiscal 2008 income from continuing operations increased 38% over the prior period to $16.4 million, or $1.13 per diluted share. For the three months ended March 31, 2008, the Company reported income from continuing operations of $4.5 million, or $0.31 per diluted share, as compared to $0.20 per diluted share for the same period last year. Included in fiscal 2008 income is $0.9 million tax expense associated with previously disclosed German tax law change, as well as $0.6 million tax credit associated with the elimination of a prior year tax liability.

Frank Guidone, Company CEO commented, "Considering the impact of the German tax law change, partially offset by the reduction of a prior year tax liability, results were in line with our guidance of $1.15 to $1.20 per share. While softer than forecast sales, as well as less favorable mix, along with losses from recent acquisitions (Intersema and Visyx) drove results to the lower end of our range, we are satisfied with our progress this year and remain encouraged about the Company's prospects. Based on our current outlook, we are maintaining our fiscal 2009 guidance of $255 million in net sales and $1.30 EPS."

Guidone continued, "Perhaps a better gauge of our progress in fiscal 2008 is our improvement in free cash flow. Defined as cash from operations less capital expenditures, fiscal 2008 free cash flow increased 206% to $20.4 million, versus $6.7 million last year. Our shift to the group structure and associated increased attention to working capital management was an important factor in fiscal 2008. Adjusted EBITDA grew 14% to $40.9 million, from $35.8 million last year. We believe our emphasis on increasing free cash flow is the appropriate long term driver of shareholder value, and expect continued progress in fiscal 2009."

Please refer to the notes and reconciliation regarding Non-GAAP financial measures contained in this release.

On June 12, 2008, the Company filed its Annual Report on Form 10-K for the fiscal year ended March 31, 2008. Please refer to the Management's Discussion and Analysis of Financial Condition and Results of Operations included in the Company's Form 10-K filed for a more complete discussion of sales, margin and expenses.

The Company will host an investor conference call on Thursday, June 12, 2008 at 9:00 AM EDT to answer questions regarding the year-end results reported in our Form 10-K for fiscal year ended March 31, 2008. U.S. dialers: (877) 407-8031; International dialers (201) 689-8031. Interested parties may also listen via the Internet at: www.investorcalendar.com. The call will be available for replay for 30 days by dialing (877) 660-6853 (U.S. dialers); (201) 612-7415 (International dialers), and entering the replay pass code #286 and conference ID# 287142, and on Investorcalendar.com.

About Measurement Specialties. Measurement Specialties, Inc. (MEAS) designs and manufactures sensors and sensor-based systems to measure precise ranges of physical characteristics such as pressure, temperature, position, force, vibration, humidity and photo optics. MEAS uses multiple advanced technologies - piezo-resistive silicon sensors, application-specific integrated circuits, micro-electromechanical systems ("MEMS"), piezoelectric polymers, foil strain gauges, force balance systems, fluid capacitive devices, linear and rotational variable differential transformers, electromagnetic displacement sensors, hygroscopic capacitive sensors, ultrasonic sensors, optical sensors, negative thermal coefficient ("NTC") ceramic sensors and mechanical resonators - to engineer sensors that operate precisely and cost effectively.

This release includes forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. Forward looking statements may be identified by such words or phrases "should", "intends", " is subject to", "expects", "will", "continue", "anticipate", "estimated", "projected", "may", "we believe", "future prospects", or similar expressions. The forward-looking statements above involve a number of risks and uncertainties. Factors that might cause actual results to differ include, but are not limited to, success of any reorganization; ability to raise additional funds; conditions in the general economy and in the markets served by the Company; competitive factors, such as price pressures and the potential emergence of rival technologies; interruptions of suppliers' operations affecting availability of component materials at reasonable prices; timely development and market acceptance, and warranty performance of new products; success in integrating prior acquisitions; changes in product mix, costs and yields, fluctuations in foreign currency exchange rates; uncertainties related to doing business in Hong Kong and China; and the risk factors listed from time to time in the Company's SEC reports. The Company from time-to-time considers acquiring or disposing of business or product lines. Forward-looking statements do not include the impact of acquisitions or dispositions of assets, which could affect results in the near term. Actual results may differ materially. The Company assumes no obligation to update the information in this issue.

Company Contact: Mark Thomson, CFO, (757) 766-4224

              MEASUREMENT SPECIALTIES, INC. AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF OPERATIONS

 (Amounts in thousands, except
   per share amounts)

                             Year ended                Quarter ended
                              March 31,                   March 31,
                         --------------------       ------------------
                           2008        2007           2008       2007
                         --------------------       ------------------
 Net sales               $228,383    $200,250       $62,779    $54,382
 Cost of goods sold       133,022     112,803        37,132     30,459
                         --------------------       ------------------
   Gross profit            95,361      87,447        25,647     23,923
                         --------------------       ------------------
 Total operating
  expenses                 67,480      64,972        18,855     18,278
                         --------------------       ------------------
   Operating income        27,881      22,475         6,792      5,645
 Interest expense, net      4,536       6,106         1,197      1,395
 Foreign currency
  exchange loss               618         767          (245)       458
 Other income                 (80)         (6)          (51)      (191)
                         --------------------       ------------------
 Income from continuing
  operations before
  minority interest
  and income taxes         22,807      15,608         5,891      3,983
   Minority interest,
    net of income taxes       364         524           113         65
   Income tax expense
    from continuing
    operations              6,001       3,127         1,253      1,103
                         --------------------       ------------------
 Income from
  continuing operations    16,442      11,957         4,525      2,815
                         --------------------       ------------------
 Discontinued
  operations:
   Income (loss) from
    discontinued
    operations before
    income taxes               --         115           (98)       152
   Income tax expense
    (benefit) from
    discontinued
    operations                 --          (6)            3          1
                         --------------------       ------------------
     Income from
      discontinued
      operations               --         121          (101)       151
     Gain on
      disposition
      of discontinued
      operations
      (net of
      income taxes)            --       2,156            --         --
                         --------------------       ------------------
   Income (loss) from
    discontinued
    operations                 --       2,277          (101)       151
                         --------------------       ------------------
 Net income               $16,442     $14,234        $4,424     $2,966
                         ====================      ===================

 Net income per common
  share - Basic:
   Income from
    continuing
    operations              $1.14       $0.85         $0.31      $0.20
   Income from
    discontinued
    operations                 --        0.01         (0.01)      0.01
   Gain from
    disposition of
    discontinued
    operations (net of
    income taxes)              --        0.15            --         --
                         --------------------       ------------------
 Net income per common
  share - Basic             $1.14       $1.01         $0.30      $0.21
                         ====================      ===================

 Net income per common
  share - Diluted:
   Income from
    continuing
    operations              $1.13       $0.83         $0.31      $0.20
   Income (loss) from
    discontinued
    operations                 --        0.01         (0.01)      0.01
   Gain from
    disposition of
    discontinued
    operations (net of
    income taxes)              --        0.15            --         --
                         --------------------       ------------------
 Net income per
  common share -
  Diluted                   $1.13       $0.99         $0.30      $0.21
                         ====================      ===================

 Weighted average
  shares outstanding
  - Basic                  14,360      14,156        14,366     14,168
 Weighted average
  shares outstanding
  - Diluted                14,510      14,423        14,457     14,367

             MEASUREMENT SPECIALTIES, INC. AND SUBSIDIARIES
                     CONSOLIDATED BALANCE SHEETS

                                           March 31,       March 31,
 (Amounts in thousands)                       2008            2007
 -------------------------------------------------------------------
 ASSETS
 Current assets:
  Cash and cash equivalents                $ 21,565        $ 7,709
  Accounts receivable, trade,
   net of allowance for doubtful
   accounts of $696 and $516,
   respectively                              39,919         34,774
  Inventories, net                           40,286         37,231
  Deferred income taxes, net                  4,299          4,718
  Prepaid expenses and other
  current assets                              3,760          3,057

  Other receivables                           1,270            420
  Due from joint venture partner              2,155          1,456
  Current portion of promissory
   note receivable                              809          2,465
                                           -----------------------
   Total current assets                     114,063         91,830
                                           -----------------------

  Property, plant and equipment, net         40,715         27,559
  Goodwill                                   95,710         77,397
  Acquired intangible assets, net            31,766         17,006
  Deferred income taxes, net                  1,769          8,360
  Promissory note receivable,
  net of current portion                         --            851
  Other assets                                1,592          1,688
                                           -----------------------
  Total Assets                            $ 285,615      $ 224,691
                                           -----------------------

                    MEASUREMENT SPECIALTIES, INC.
                     CONSOLIDATED BALANCE SHEETS

                                                  March 31,  March 31,
 (Amounts in thousands)                              2008        2007
 ---------------------------------------------------------------------

 LIABILITIES, MINORITY INTEREST  AND  SHAREHOLDERS'  EQUITY

 Current liabilities:
   Current portion of promissory notes
    payable                                        $ 2,511       $ 100
   Current portion of deferred
    acquisition obligation                              --       1,973
   Current portion of long-term debt                 3,157       2,753
   Current portion of capital lease
    obligation                                         822         811
   Accounts payable                                 23,523      17,742
   Accrued expenses                                  3,634       2,447
   Accrued compensation                              7,067       6,616
   Income taxes payable                                751       3,089
   Other current liabilities                         3,510       4,089
   Accrued litigation settlement
    expenses                                            --       1,275
                                                ----------------------
     Total current liabilities                      44,975      40,895
                                                ----------------------

   Revolver                                         58,206      42,010
   Long-term debt, net of current
    portion                                         15,309      17,561
   Capital lease obligation, net of
    current portion                                    781       1,354
   Promissory notes payable, net of
    current portion                                  7,535          --
   Other liabilities                                 1,067         606
                                                ----------------------
     Total liabilities                             127,873     102,426
                                                ----------------------

   Minority Interest                                 1,953       1,628
                                                ----------------------

 Shareholders' equity:
   Serial preferred stock; 221,756
    shares authorized; none outstanding                 --          --
   Common stock, no par; 25,000,000
    shares authorized; 14,440,848 and
    14,280,364 shares issued and
    outstanding, respectively                           --          --
   Additional paid-in capital                       78,720      73,399
   Retained earnings                                61,939      45,497
   Accumulated other comprehensive income           15,130       1,741
                                                ----------------------
     Total shareholders' equity                    155,789     120,637
                                                ----------------------
 Total liabilities, minority interest
  and shareholders' equity                       $ 285,615   $ 224,691
                                                ----------------------

              MEASUREMENT SPECIALTIES, INC AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF CASH FLOWS

                                              Year ended March 31,
                                       -------------------------------
 (Amounts in thousands)                   2008        2007      2006
 ---------------------------------------------------------------------

 Cash flows from operating
  activities:
   Net income                           $16,442     $14,234    $24,534
   Less: Income (loss) from
    discontinued operations - Consumer       --         121     $5,168
   Less: Gain on sale of discontinued
    operations - Consumer                    --       2,156      9,039
                                        ------------------------------
 Income  from  continuing  operations    16,442      11,957     10,327

 Adjustments to reconcile net income
  to net cash provided by operating
  activities from continuing
  operations:
   Depreciation and amortization          9,905       9,668      5,516
   Loss (gain) on sale of assets             94         (80)        80
   Provision for doubtful accounts          220         258        250
   Provision for inventory reserve          696       1,508      1,561
   Provision for warranty                   409         432         32
   Minority interest                        364         524         --
   Non-cash equity based
    compensation (SFAS 123R)              3,397       2,887         --
   Unrealized foreign currency
    exchange loss                        (1,088)         --         --
   Deferred income taxes                  3,307        (573)     2,096
 Net change in operating assets and
  liabilities:
   Accounts receivable, trade            (1,385)     (8,780)    (2,135)
   Inventories                            2,974      (8,409)    (7,642)
   Prepaid expenses, other current
    assets and other receivables           (516)      1,160       (876)
   Other assets                            (579)     (1,464)       227
   Accounts payable                       4,664       3,264       (323)
   Accrued expenses, accrued
    compensation, other current and
    other liabilities                    (2,246)         11      1,864
   Accrued litigation settlement
    expenses                             (1,275)      1,275         --
   Income taxes payable                  (2,148)        336        749
                                        ------------------------------
   Net cash provided by operating
    activities from continuing
    operations                           33,235      13,974     11,726
                                        ------------------------------
 Cash flows used in investing
  activities from continuing
  operations:

 Purchases of property and equipment    (12,818)     (7,305)    (8,011)
 Proceeds from sale of assets                40         188        105
 Acquisition of business, net of
  cash acquired of $10,542              (23,386)    (45,885)    (6,824)
                                        ------------------------------
 Net cash used in investing
   activities from continuing
   operations                           (36,164)    (53,002)   (14,730)
                                        ------------------------------
 Cash flows from financing
  activities
  from continuing operations:
 Borrowing of long-term debt                 --      20,000         --
 Repayments of long-term debt            (2,675)    (19,576)    (3,629)
 Borrowings of short-term debt,
   revolver and notes payable            46,457      59,587     12,500
 Payments of short-term debt,
   revolver, leases and notes payable   (30,802)    (25,850)   (11,621)
 Sale lease-back financing
   transaction                               --       1,917         --
 Payments under deferred acquisition
   payments                              (1,973)     (4,052)    (1,742)
 Minority interest payments                (243)       (145)        --
 Tax benefit on exercise of stock
   options                                  260       1,276         --
 Proceeds from exercise of options        1,664       1,865      2,887
                                        ------------------------------
 Net cash provided by financing
   activities from continuing
   operations                            12,688      35,022     (1,605)
                                        ------------------------------
 Net cash provided by operating
   activities of discontinued
   operations                                --         (62)     5,061
 Net cash provided by investing
   activities of discontinued
   operations                             2,507       2,276      4,348
                                        ------------------------------
 Net cash provided by discontinued
   operations                             2,507       2,214      9,409
                                        ------------------------------

 Net change in cash and cash
   equivalents                           12,266      (1,792)     4,800
 Effect of exchange rate changes on
   cash                                   1,590         335        (36)
 Cash, beginning of year                  7,709       9,166      4,402
                                       -------------------------------
 Cash, end of year                     $ 21,565     $ 7,709    $ 9,166
                                       ===============================

 Supplemental Cash Flow Information:
 Cash paid during the period for:
   Interest                            $ (4,698)   $ (6,088)  $ (1,986)
   Income taxes                          (6,896)       (827)    (2,267)
   Income taxes refunded                     --          --         --
 Non-cash investing and financing
   transactions:                             --          --         --
   Deferred acquisition obligation           --       1,787         --
   Promissory note receivable from
    sale of discontinued operations          --          --      3,800
   Promissory note payable from
    acquisition                          10,046          --         --
   Promissory note receivable from
    earn-out on sale of discontinued
    operations                               --       2,156         --
   Contingent consideration provision        --          --      3,517
   Financing receivable (Note 2(g))          --          --      1,811
   Liabilities sold                          --          --      9,881
   Issuance of stock in connection
    with acquisition                         --       1,000         --
   Issuance of stock options in
    connection with sale of Consumer         --          --        913
   Earn-out in connection with
    acquisition                              --         933        725
   Capital additions in other
    current liabilities                   1,173          --         --

Reconciliation of Non-GAAP Financial Measures:

                               Fiscal year ended    Fiscal year ended
                                    March 31,           March 31,
                               ------------------  -------------------
                                 2008      2007       2008     2007
                               ------------------  -------------------
 Adjusted EBITDA (earnings
  before interest, income
  taxes, depreciation,
  amortization, foreign
  currency exchange loss,
  litigation settlement
  expense and stock
  option expense)

 (In Thousands Except for
   Percentages and Per
   Share Amounts)

 Income from Continuing
   Operations                  $ 16,442  $ 11,957    $ 4,525   $ 2,815
 Add Back:
  Interest                        4,536     6,106      1,197     1,395
  Income Taxes                    6,001     3,127      1,253     1,103
  Depreciation and
   Amortization                   9,905     9,668      3,122     2,461
  Foreign Currency
   Exchange Loss                    618       767       (245)      458
  Litigation Settlement
   Expense                           --     1,275         --     1,275
  Option Expense under
   SFAS 123R                      3,397     2,887        904       902

                               ------------------  -------------------
 Adjusted EBITDA               $ 40,899  $ 35,787  $  10,756  $ 10,409
  As % of Net Sales               17.9%     17.9%      17.1%     19.1%

 SGA Reconciliation
 Reported Operating
  Expense                      $ 67,480  $ 64,972     18,855    18,278
  Amortization of
   Acquired Intangibles           3,610     4,464      1,331     1,166
  Litigation Settlement
   Expense                           --     1,275         --     1,275
  Option Expense under
   SFAS 123R                      3,397     2,887        904       902
                               ------------------  -------------------
  Adjusted Sales,
   General &
   Administrative
   (Adj SG&A)                  $ 60,473  $ 56,346  $  16,620  $ 14,935
  As % of Net Sales               26.5%     28.1%      26.5%     27.5%

 Free Cash Flow
 Net cash provided by
  operating activities
  from continuing
  operations                   $ 33,235  $ 13,974      8,788     2,379
 Purchases of property
  and equipment                 (12,818)   (7,305)    (4,345)   (2,290)
                               ------------------  -------------------
                               $ 20,417   $ 6,669    $ 4,443      $ 89
   Change from prior year          206%                4892%

Regulation G, "Conditions for Use of Non-GAAP Financial Measures," promulgated under the Securities and Exchange Act of 1934, as amended, defines and prescribes the conditions for use of certain non-GAAP financial information. We believe that certain of our financial measures which meet the definition of non-GAAP financial measures are important supplemental information to investors.

The financial information accompanying this press release includes the Company's earnings before interest, income taxes, depreciation, amortization and stock option expense, or "Adjusted EBITDA" and "Free Cash Flow." Adjusted EBITDA is derived by adding interest, taxes, depreciation, amortization, foreign currency transaction gains/losses, litigation settlement expense, and stock option expense to the Company's net income from continuing operations. Free Cash Flow is derived by taking net cash provided by operating activities from continuing operations and subtracting capital expenditures (purchases of property and equipment). The Company believes that Adjusted EBITDA is important to investors because it provides a financial measure that is more representative of the Company's cash flow (prior to taking into account the effects of changes in working capital and purchases of property and equipment), excluding non-cash expenses and items such as foreign currency transaction gains/losses, income taxes and interest, which vary greatly period to period. The Company believes that this measure is important to investors because it more accurately represents the leverage effect of fixed expenses given our rapid growth in sales. The Company believes Free Cash Flow is also important to investors as it is a significant measure used in determined the enterprise value of the Company.

These non-GAAP financial measures are used in addition to and in conjunction with the results presented in accordance with GAAP. These non-GAAP financial measures should not be relied upon to the exclusion of GAAP financial measures. Non-GAAP financial measures provide an additional way of viewing aspects of our operation that, when viewed with our GAAP results and the accompanying reconciliations to the corresponding GAAP financial measures, provide an understanding of certain factors and trends relating to our business. The Company strongly encourages investors to review our financial statements and publicly filed reports in their entirety and to not rely on any single financial measure.

CONTACT: Measurement Specialties, Inc.
         Mark Thomson, CFO
         (757) 766-4224